Exhibit 99.1
GATX Corporation BB&T Capital Markets 2008 Transportation Conference February 14, 2008

Forward-Looking Statements This presentation contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor provisions of those sections and the Private Securities Litigation Reform Act of 1995. Some of these statements may be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" or other words and terms of similar meaning. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including those described in GATX's Annual Report on Form 10-K and other filings with the SEC, and that actual results or developments may differ materially from those in the forward-looking statements. Specific factors that might cause actual results to differ from expectations include, but are not limited to, general economic, market, regulatory and political conditions in the rail, marine, industrial and other industries served by GATX and its customers; lease rates, utilization levels and operating costs in GATX's primary asset segments; conditions in the capital markets; changes in GATX's credit ratings; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX's primary markets including lease pricing and asset availability; changes in loss provision levels within GATX's portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the outcome of pending or threatened litigation; and other factors. Given these risks and uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief or expectation only as of the date hereof. GATX has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise these forward-looking statements to reflect subsequent events or circumstances. NYSE: GMT

GATX Corporation GATX Corporation provides lease financing and related services to customers operating rail, marine and other targeted assets GATX also: Provides an attractive risk-adjusted return to shareholders Is an excellent operator focused on providing quality services to customers Provides clear direction and challenging opportunities to employees

GATX Corporate History Founded in 1898 as a railcar lessor Listed on NYSE in 1916 Initiated quarterly dividends in 1919 Paid without interruption since Recently increased 13% Railcar leasing remains the foundation of GATX

Business Profile Rail Specialty ASC Other Assets 0.85 0.09 0.05 0.01 Strengths & Keys to Success GATX leases long-lived, widely- used assets Railcars - Marine Vessels Locomotives - Industrial Equipment Assets that GATX uniquely understands Assets requiring valuable services that GATX provides Rail 84% Specialty 9% Other 2% ASC* 5% $6.0 billion NBV (assets of continuing operations on and off balance sheet) as of 12/31/07 Asset Mix *American Steamship Company

Rail GATX's largest, most valuable franchise One of the largest railcar and locomotive lessors in North America and the world A leading North American tank car lessor Own, manage or have interest in about 165,000 railcars worldwide Expanding European presence with approximately 42,000 cars Service-intensive business Repair, maintenance, tracking, training, engineering support Excellent long-term customer relationships Leading service provider to shippers in chemical, petroleum, and food industries Over 1,000 customers creating a strong credit profile

GATX Worldwide Fleet General Service Tank Cars High Pressure Tank Cars Specialty Covered Hoppers Gravity Covered Hoppers Open Hoppers & Gondolas Other GATX Worldwide Owned Fleet (excl Spf) 0.51 0.1 0.12 0.12 0.09 0.06 GATX Worldwide Owned Fleet 132,000 railcars as of 12/31/07 Tank Cars 61% (Approximately 60 different types of tank cars) Covered Hoppers 24%

Rail Market Environment & GATX Market Environment Industry-wide order backlog high Car prices high by historical standards, but declining in certain types Rail traffic levels showing some weakness GATX Fleet utilization solid Lease rates currently favorable vs. expiring rates Extended lease term on new cars and renewals; '08 scheduled renewals substantially reduced European business profitable and growing 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Utilization 0.91 0.93 0.95 0.95 0.93 0.92 0.93 0.95 0.95 0.95 0.96 0.95 0.94 0.91 0.9 0.9 0.93 0.98 0.98 0.99 0.98 GATX North American Fleet Utilization

Specialty Marine Industrial Equipment Aircraft Engines Other Specialty Owned Portfolio 0.47 0.24 0.06 0.23 Specialty focuses primarily on marine and industrial equipment Marine: co-investments primarily in new builds with blue-water shipping pool operators Industrial Equipment Finance: provides tailored equipment leasing solutions to meet the needs of the North American industrial sector Expertise in Portfolio Management and Equipment Management $378 million portfolio of assets managed for 3rd party owners NBV = $521 mm as of 12/31/07 Asset Mix Industrial Equipment 24% Rolls-Royce Joint Venture 6% Marine 47% Other 23%

GATX

# Marine
## Blue Water Joint Ventures

| JV Name | Partner | Partner Fleet Total Number of Vessels | GATX Investment Focus Vessel Type | JV Number of Vessels |
|---|---|---|---|---|
| Clipper 3rd | Clipper Group | 250 | Bulk Carriers | 4 |
| Clipper 4th | Clipper Group | 250 | Chemical Parcel Tankers | 14 |
| Cardinal Marine | IMC Holdings | 80 | Chemical Parcel Tankers | 6 |
| Somargas | I.M. Skaugen | 44 | LPG/E Carriers | 6 |
| Singco | I.M. Skaugen | 44 | Multi-gas Carriers | 4* |

- Partners are **shipping pool operators** with decades of shipping experience, reputations for outstanding service, and shared investment philosophy
- Our jointly-owned vessels are a small part of the overall pool of vessels operated by our partners
- **Overlap with GATX's rail customers** – major international manufacturing and industrial firms
- **Products Carried:**
  - **Bulk carriers ("handy size"):** Steel Products, Grain, Pet Coke, Alumina, Cement, Fertilizer, Forestry Products, Coal
  - **Chemical parcel tankers:** Methanol, Styrene, Benzene, P-xylene, Ethylene Glycol, MBTE, Palm Oil, Soybean Oil, Sunflower Oil, Rapeseed Oil, Caustic Soda, Lubricating Oils, Molasses
  - **LPG/E/LNG or Multi-gas carriers:** LPG, Ethylene, Propylene, Butadiene, Vinyl Chloride Monomer, Isoprene, Butylene, Anhydrous Ammonia

* Under construction; deliveries begin late 2008

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Industrial Equipment Finance (IEF) Major emphasis on equipment values and GATX's expertise/experience in certain asset classes Target industries include: Transportation - Energy Agriculture - Food Processing Manufacturing - Construction Packaging - Automotive Mining Transaction size: $3-$30 million Term: 3-10 years Equipment must be core to the customer and essential use

American Steamship Company (ASC) ASC provides transportation of dry-bulk commodities on the Great Lakes through a fleet of 18 self-unloading vessels Transports a variety of dry- bulk commodities including iron ore pellets, coal, and limestone aggregates ASC has been operating on the Great Lakes for 100 years, joining the GATX family in 1973 2006 acquisition of 6 vessel fleet enhances ability to meet demand on the Lakes

ASC Market 2002 2003 2004 2005 2006 2007 U.S.-Flag Cargo Carriage - Net Tons 101.5 94.7 111.1 107.7 109.7 104 2006 Iron Ore Coal Limestone Aggregates Other ASC Commodities Carried - Net Tons 0.4 0.35 0.16 0.02 Approximately 80% of the cargos carried by U.S.-Flag Great Lakes vessels are destined for steel mills Limestone is used by the steel and construction industries Coal is transported to power generating facilities along all five Great Lakes U.S.-Flag Dry-Bulk Cargo Carriage Source: Lake Carriers' Association ASC Commodities Carried 2007 Net Tons (millions) Iron Ore 47% Coal 35% Limestone Aggregates 16% Other 2% 37 million net tons Source: Lake Carriers' Association

Investment Volume (Continuing Operations) 2003 2004 2005 2006 2007 Rail 249.6 489.9 402.9 533.6 494 Specialty 130.9 22.7 92.6 94.1 141 ASC 0 20.6 3.2 127.7 4 Other 20.2 1.6 4.5 7.7 2 $400.7 $534.8 $503.2 $763.1 $ Millions $640.8

Recourse Leverage 2002 2003 2004 2005 2006 2007 Recourse Leverage 5.8 4.8 3.7 3.8 2.6 2.7 Total Recourse Debt = On Balance Sheet Recourse Debt + Off Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash

Summary Disciplined approach has positioned GATX to capitalize on more favorable investment environment Operational volatility substantially reduced Balance sheet very strong Substantial investment capacity